EXHIBIT 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

AND FIRST AMENDMENT TO PLEDGE AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT; AND FIRST AMENDMENT TO PLEDGE AGREEMENT (collectively, this “Amendment”), dated as of June 28, 2006, among ENERSYS, a Delaware corporation (“Holdings”), ENERSYS CAPITAL INC., a Delaware corporation (the “Borrower”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and Bank of America, N.A., as Pledgee and Collateral Agent under the Pledge Agreement referred to below (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Documentation Agent, are parties to a Credit Agreement, dated as of March 17, 2004 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, Holdings, the Borrower, various Subsidiaries of the Borrower and the Collateral Agent are parties to a Pledge Agreement, dated as of March 17, 2004 (the “Pledge Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement and the Pledge Agreement, in each case as herein provided;

NOW, THEREFORE, IT IS AGREED:

I. Amendments to Credit Agreement.

1. Section 4.01(ii) of the Credit Agreement is hereby amended by (i) deleting the text “Revolving Loans and” appearing in subclause (y) of such Section and (ii) inserting the text “and Revolving Loans maintained as Base Rate Loans” immediately after the text “Swingline Loans” appearing in subclause (z) of such Section.

2. Section 4.02(c) of the Credit Agreement is hereby amended by deleting the first parenthetical appearing in said Section in its entirety and inserting the following new parenthetical in lieu thereof:

“(other than (x) Accounts Receivable Facility Assets sold pursuant to Sections 9.02(xiii) and (xiv), (y) any Excluded Italian Asset Sale and (z) receivables (and related assets) subject to the Chinese Factoring Program sold pursuant to Section 9.02(xvii)”.

3. Section 4.02(d) of the Credit Agreement is hereby amended by deleting the text “Second Amendment Effective Date” appearing in sub-clause (i) of said Section and inserting the text “Third Amendment Effective Date” in lieu thereof.

4. Section 8.01 of the Credit Agreement is hereby amended by inserting the following new text at the end of such Section:

“Documents required to be delivered pursuant to Section 8.01(a) or (b) or Section 8.01(h) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the officer’s certificates required by Section 8.01(d) to the Administrative Agent. Except for such officer’s certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 13.08); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”.

5. Sections 9.01(d), (e) and (f) of the Credit Agreement are hereby amended by deleting the text “7.25” appearing in each such Section and inserting the text “7.24” in lieu thereof.

6. Section 9.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xv) of said Section, (ii) deleting the period at the end of clause (xvi) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xvii) at the end of said Section:

“(xvii) subject to Section 9.04(xxi) and so long as no Default or Event of Default then exists or would result therefrom, the Chinese Subsidiaries may from time to time (i) sell for cash accounts receivable (and rights ancillary thereto) pursuant to the Chinese Factoring Program and (ii) repurchase accounts receivable theretofore sold pursuant to the Chinese Factoring Program.”.

7. Section 9.03 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xix) of said Section, (ii) deleting the period at the end of clause (xx) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xxi) at the end of said Section:

“(xxi) Liens on accounts receivable (and rights ancillary thereto (including, without limitation, the right of setoff granted to financial institutions participating in the Chinese Factoring Program)) of the Chinese Subsidiaries subject to purchase and sale pursuant to the Chinese Factoring Program from time to time.”.

8. Section 9.04 of the Credit Agreement is hereby amended by deleting clause (x) of said Section in its entirety and inserting the following new clause (x) in lieu thereof:

“(x) (1) unsecured Contingent Obligations of the Borrower and the Subsidiary Guarantors evidenced by guaranties of each other’s Indebtedness and ordinary course obligations (other than any Receivables Indebtedness), so long as, in the case of any such Indebtedness, such Indebtedness is otherwise permitted under this Section 9.04, (2) unsecured Contingent Obligations of any Wholly-Owned Foreign Subsidiary of the Borrower evidenced by guaranties of Indebtedness or ordinary course obligations of any other Wholly-Owned Foreign Subsidiary of the Borrower, so long as, in the case of any such Indebtedness, such Indebtedness is otherwise permitted under this Section 9.04; provided that no Ring-Fenced Foreign Subsidiary may guarantee any Indebtedness or ordinary course obligation of any Non-Ringed-Fenced Foreign Subsidiary in reliance on preceding sub-clause (2), and (3) unsecured Contingent Obligations of Holdings evidenced by guaranties of Indebtedness or ordinary course obligations of any Subsidiary of Holdings, so long as (x) in the case of any such Indebtedness, such Indebtedness is otherwise permitted under this Section 9.04 and (y) the aggregate amount of all such Contingent Obligations of Holdings does not exceed $5,000,000;”.

9. Section 9.04 of the Credit Agreement is hereby further amended by (i) deleting the word “and” appearing at the end of clause (xix) of said Section, (ii) deleting the period at the end of clause (xx) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xxi) at the end of said Section:

    “(xxi) Indebtedness of Chinese Subsidiaries which may be deemed to exist pursuant to the Chinese Factoring Program, so long as the aggregate outstanding amount of all Chinese Receivables Indebtedness attributable thereto does not exceed $15,000,000.”.

10. Section 9.05(i) of the Credit Agreement is hereby amended by (i) inserting the text “(x)” immediately before the word “Holdings” appearing at the beginning of said Section and (ii) inserting the text “and (y) the Chinese Subsidiaries may hold or invest in cash and such cash equivalents as may be required to be maintained pursuant to the Chinese Factoring Program and otherwise acceptable to the Administrative Agent, so long as the aggregate amount of all such cash equivalents does not exceed at any time the amount of the outstanding Chinese Receivables Indebtedness at such time” immediately before the semi-colon appearing at the end of said Section.

11. Section 9.05 of the Credit Agreement is hereby further amended by deleting clause (xxii) of said in its entirety and inserting the following new clause (xxii) in lieu thereof:

“(xxii) Contingent Obligations permitted by Section 9.04, to the extent constituting Investments;”.

12. Section 9.06 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xi) of said Section, (ii) deleting the period (“.”) at the end of clause (xii) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xiii) at the end of said Section:

“(xiii) Holdings and any of its Subsidiaries may purchase or acquire Equity Interests of another Person constituting an Investment, to the extent such Investment is permitted pursuant to Section 9.05.”.

13. Section 9.10 of the Credit Agreement is hereby amended by deleting the text of said section in its entirety and inserting the text “[Intentionally Deleted]” in lieu thereof.

14. Section 9.14(a) of the Credit Agreement is hereby further amended by (i) deleting the word “and” appearing at the end of clause (ix) of said Section, (ii) deleting the period at the end of clause (x) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xi) at the end of said Section:

“(xi) the Chinese Factoring Program and the documentation governing the same.”.

15. The definition of “Consolidated Debt” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “and Chinese Receivables Indebtedness” immediately after the text “Receivables Indebtedness” appearing in said Section.

16. The definition of “Consolidated Net Interest Expense” appearing in Section 11 of the Credit Agreement is hereby amended by inserting “and Chinese Factoring Program Financing Costs” immediately after the text “pursuant to the Accounts Receivable Facility” appearing in said Section.

17. The definition of “Indebtedness” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “and Chinese Receivables Indebtedness” immediately after the text “Receivables Indebtedness” appearing in said Section.

18. Section 11 of the Credit Agreement is hereby further amended by (i) deleting the definitions of “Minimum Borrowing Amount” and “Senior Secured Leverage Ratio” appearing in said Section and (ii) inserting in the appropriate alphabetical order the following new definitions:

“Agent Parties” shall have the meaning provided in Section 13.02(e).

“Borrower Materials” shall have the meaning provided in Section 8.01.

“Chinese Factoring Program” shall mean a receivables factoring, discounting or other similar program entered into by the Chinese Subsidiaries providing for the discounted sale of Receivables of the Chinese Subsidiaries.

“Chinese Factoring Program Financing Costs” shall mean, for any period, the total consolidated interest expense of the Chinese Subsidiaries which would have existed for such period pursuant to the Chinese Factoring Program if same were structured as a secured lending arrangement rather than as a factoring program for the sale of Receivables and related assets, in each case assuming an imputed interest rate commensurate with amounts being charged pursuant to the Chinese Factoring Program.

“Chinese Receivables Indebtedness” shall mean indebtedness of the Chinese Subsidiaries deemed to exist pursuant to the Chinese Factoring Program, determined as if such Chinese Factoring Program were structured as a secured financing transaction as opposed to an asset purchase and sale transaction.

“Chinese Subsidiaries” shall mean all Subsidiaries of the Borrower organized under the laws of the People’s Republic of China.

“Information” shall have the meaning provided in Section 13.08.

“Minimum Borrowing Amount” shall mean (i) for Revolving Loans (x) maintained as Eurodollar Loans, $1,000,000 and (y) maintained as Base Rate Loans, $100,000, (ii) for New Term Loans, $1,000,000, and (iii) for Swingline Loans, $100,000.

“Platform” shall have the meaning provided in Section 8.01.

“Public Lender” shall have the meaning provided in Section 8.01.

“Third Amendment” shall mean the Third Amendment to the Credit Agreement and First Amendment to the Pledge Agreement, dated as of June 28, 2006, among Holdings, the Borrower, the Lenders and the Administrative Agent.

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment to Credit Agreement, dated as of June 28, 2006, among Holdings, the Borrower, the Lenders and the Administrative Agent.

19. Section 13.02(b) of the Credit Agreement is hereby amended by inserting the following new paragraph at the end of such Section:

“Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.”.

20. Section 13.02 is hereby further amended by inserting the following new clause (e) at the end of such Section:

“(e) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any Agent-Related Persons (collectively, the “Agent Parties”) have any liability to any Credit Party, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Credit Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).”.

21. Section 13.21(a) of the Credit Agreement is hereby amended by inserting the text “and Chinese Receivable Indebtedness” immediately after the text “all Receivables Indebtedness” appearing in said Section.

II. Amendments to Pledge Agreement.

1. The definition of “Excluded Collateral” appearing in Section 2 of the Pledge Agreement is hereby amended by inserting the following new clause (w) after the text “shall mean” appearing in said definition:

“(w) all of the Equity Interests of Modular Energy Devices, Inc., unless and until same becomes a Wholly-Owned Subsidiary of the Borrower, at which time such Equity Interests shall cease to constitute “Excluded Collateral” and the actions required by Section 3.3 hereof shall be required to be taken, as if such Equity Interests were subsequently acquired Collateral”.

III. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

(a) no Default or Event of Default exists as of the Third Amendment Effective Date, both before and after giving effect to this Amendment; and

(b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Amendment is limited as specified and shall not constitute a modification, acceptance, consent to deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) Holdings, the Borrower and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number 212-354-8113);

(ii) there shall have been delivered to Administrative Agent copies of resolutions of the board of directors of each Credit Party approving and authorizing the execution, delivery and performance of this Third Amendment and the Credit Documents as amended by this Third Amendment, certified as of the Third Amendment Effective Date by the corporate secretary or an assistant secretary of such Credit Party as being in full force and effect without modification or amendment; and

(iii) all fees, costs and expenses due and owing to the Administrative Agent and the Lenders shall have been paid in full.

6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents (as modified hereby).

7. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the Pledge Agreement shall be deemed to be references to the Credit Agreement or the Pledge Agreement, as the case may be, as modified hereby.

*    *    *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ENERSYS

By:	/s/ Michael G. Hastings

Name:	Michael G. Hastings
Title:	Vice President, Treasurer & Assistant Secretary

ENERSYS CAPITAL INC.

By:	/s/ Michael G. Hastings

Name:	Michael G. Hastings
Title:	Treasurer & Assistant Secretary

BANK OF AMERICA, N.A, as Administrative Agent

By:	/s/ Charles D. Graber

Name:	Charles D. Graber
Title:	Vice President

BANK OF AMERICA, N.A., Individually

By:	/s/ Alysa Trakas

Name:	Alysa Trakas
Title:	Vice President

MORGAN STANLEY SENIOR FUNDING, INC., Individually and as Syndication Agent

By:

Name:
Title:

SIGNATURE PAGE TO ENERSYS THIRD AMENDMENT

LEHMAN COMMERCIAL PAPER INC., Individually and as Documentation Agent

By:	/s/ Frank P. Turner
Name:	Frank P. Turner
Title:	Vice President

SIGNATURE PAGE TO ENERSYS THIRD AMENDMENT

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF JUNE 28, 2006, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION

By:
Name:
Title:

SIGNATURE PAGE TO ENERSYS THIRD AMENDMENT

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Third Amendment, hereby consents to the entering into of the Third Amendment and agrees to the provisions thereof (including, without limitation, Part III, Section 6 thereof).

EnerSys Delaware Inc.

By:	/s/ Michael G. Hastings

Name:	Michael G. Hastings
Title:	Treasurer & Assistant Secretary

Hawker Power Systems, Inc.

By:	/s/ Michael G. Hastings

Name:	Michael G. Hastings
Title:	Treasurer & Assistant Secretary

EnerSys Energy Products Inc.

By:	/s/ Michael G. Hastings

Name:	Michael G. Hastings
Title:	Treasurer & Assistant Secretary

Hawker Powersource, Inc.

By:	/s/ Michael G. Hastings

Name:	Michael G. Hastings
Title:	Treasurer & Assistant Secretary

EnerSys Advanced Systems Inc.

By:	/s/ Michael G. Hastings

Name	: Michael G. Hastings
Title:	Treasurer & Assistant Secretary

Esfinco, Inc.

By:	/s/ David Meyer

Name:	David Meyer
Title:	Assistant Secretary

SIGNATURE PAGE TO ENERSYS THIRD AMENDMENT

Esrmco, Inc.

By:	/s/ David Meyer

Name:	David Meyer
Title:	Assistant Secretary

New Pacifico Realty, Inc.

By:	/s/ Michael G. Hastings

Name:	Michael G. Hastings
Title:	Treasurer & Assistant Secretary

SIGNATURE PAGE TO ENERSYS THIRD AMENDMENT